SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUPPLEMENT DATED FEBRUARY 6, 2006

TO PROSPECTUSES DATED APRIL 29, 2005
FOR MFS REGATTA CHOICE and FUTURITY III,

TO PROSPECTUS DATED APRIL 29, 2005 (as supplemented October 31, 2005)
FOR SUN LIFE FINANCIAL MASTERS ACCESS,

AND TO PROSPECTUSES DATED OCTOBER 31, 2005
FOR MFS REGATTA CHOICE II, SUN LIFE FINANCIAL MASTERS IV, and
SUN LIFE FINANCIAL MASTERS VII

ISSUED BY SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

The date of the prospectus is changed to December 30, 2005.

Effective February 27, 2006, the Guarantee Periods described under "THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS" and at other places in this Prospectus are now being offered. You will be permitted to make any payments or transfers into any available Guarantee Period.